SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                       July 12, 2001 (July 10, 2001)
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              Date of Report (Date of earliest event reported)


                            Opus360 Corporation
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           (Exact Name of Registrant as Specified in its Charter)


    Delaware                  000-29793                13-4023714
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 (State or Other         (Commission File No.)       (I.R.S. Employer
  Jurisdiction of                                    Identification
  Incorporation)                                     No.)


  39 West 13th Street
  New York, NY                                            10011
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 (Address of Principal                                  (Zip Code)
Executive Offices)


                               (212) 687-6787
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            (Registrant's telephone number, including area code)


                                    None
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       (Former Name or Former Address, if Changed Since Last Report)






Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires, "Opus360", "we", "our", or "us" means Opus360 Corporation, a Delaware corporation, and its subsidiaries.

         On July 12, 2001, we issued a press release announcing the execution of the first amendment (the "First Amendment") which amends the Share Exchange Agreement between us and Proha PLC entered into on April 11, 2001 (the "Share Exchange Agreement"), whereby we agreed to combine with Artemis International Corporation, a wholly-owned subsidiary of Proha PLC and a leading provider of world-class project and resource collaboration solutions.

         The revised transaction will take place in two steps. At the first closing, approximately 77 million shares of Opus360 common stock (representing over 50 percent of the post-transaction outstanding common stock of Opus360) will be issued to Proha in return for the Artemis stock. The second closing will follow as soon after the first closing as possible, but is expected to occur before year-end. At the second closing, the transaction will be completed with the delivery by Opus360 of approximately 123 million additional shares of Opus360 common stock as a final purchase price installment for the Artemis stock and in return for the delivery by Proha of 19.9 percent of the outstanding shares of two Proha subsidiaries. Upon completion of the second closing, and as previously announced, Proha will own approximately 80 percent of the post-transaction outstanding common stock of Opus360. Each of the closings is subject to certain closing conditions, including, in the case of the first closing, Proha shareholder approval and in the case of the second closing, Opus360 shareholder approval.

         Also, as part of the execution of the First Amendment, Proha agreed to enter into a Voting Agreement (the "Voting Agreement") at the time of the first closing pursuant to which Proha will agree to vote the Opus360 shares it receives at such time in favor of the events required for the second closing.

         A copy of the First Amendment is included herein as Exhibit 2.1, a copy of the form of the Voting Agreement is included herein as Exhibit 10.1 and a copy of the press release with respect to the First Amendment is included herein as Exhibit 99.1. A copy of the Share Exchange Agreement was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on April 12, 2001.

         The First Amendment, the Voting Agreement, the Share Exchange Agreement, as amended by the First Amendment, and the press release regarding the item described above are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. The press release should be read in conjunction with the Note Regarding
Forward Looking Statements which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit 2.1 First Amendment to the Share Exchange Agreement, dated as of July 10, 2001, between Opus360 Corporation and Proha PLC

         Exhibit 10.1 Form of Voting Agreement between Ari Horowitz and Proha PLC

         Exhibit 99.1 Press Release dated July 12, 2001: Proha and Opus360 Amend Agreement For Combination of Artemis International and Opus360


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OPUS360 CORPORATION

                                             By: /s/ Jeanne M. Murphy
                                             Jeanne M. Murphy
                                             Executive Vice President
                                             and General Counsel

Date:  July 12, 2001



                               EXHIBIT INDEX


Exhibit No.           Description

         2.1 First Amendment to the Share Exchange Agreement, dated as of July 10, 2001, between Opus360
                      Corporation and Proha PLC

         10.1         Form of Voting Agreement between Ari Horowitz and
                      Proha PLC

         99.1 Press Release dated July 12, 2001: Proha and Opus360 Amend Agreement For Combination of Artemis
                      International and Opus360